                                                                   EXHIBIT 99(B)

                       AMERICAN HONDA FINANCE CORPORATION
                    Annual Statement to Certificateholder --
                   Honda Auto Receivables 2003-1 Owner Trust
                          04/01/2002 THROUGH 03/31/2003


I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                             $1,577,277,657.84
  (B) Total Securities Balance                                                            $1,577,277,657.84
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $376,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                       23.84%
    (iii) Class A-1 Notes Rate                                                                     1.30000%
    (iv) Class A-1 Notes Accrual Basis                                                           Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $462,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                       29.29%
    (iii) Class A-2 Notes Rate                                                                       1.460%
    (iv) Class A-2 Notes Accrual Basis                                                               30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $386,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                        24.47%
    (iii) Class A-3 Notes Rate                                                                       1.920%
    (iv) Class A-3 Notes Accrual Basis                                                               30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $317,700,000.00
    (ii)  Class A-4 Notes Percentage
(F(i)/B)                                                                                             20.14%
    (iii) Class A-4 Notes Rate                                                                       2.480%
    (iv) Class A-4 Notes Accrual Basis                                                               30/360
  (G) Certificates
    (i)   Certificates Balance                                                               $35,577,657.84
    (ii)  Certificates Percentage (G(i)/B)                                                            2.26%
    (iii) Certificates Rate                                                                          2.480%
    (iv) Certificates Accrual Basis                                                                  30/360
  (H) Servicing Fee Rate                                                                              1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                               5.55%
    (ii)  Weighted Average Original Maturity                                                                months
(WAOM)                                                                                                57.35
    (iii) Weighted Average Remaining Maturity                                                               months
(WAM)                                                                                                 50.82
    (iv) Number of Receivables                                                                      104,014
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit
Percentage                                                                                            0.50%
    (ii)  Reserve Account Initial Deposit                                                     $7,886,388.29
    (iii) Specified Reserve Account Percentage                                                        0.75%
    (iv) Specified Reserve Account Balance                                                   $11,512,609.65

  (K) Yield Supplement Account Deposit                                                          $267,720.61

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
  (A) Total Portfolio Balance                                                             $1,577,277,657.84
  (B) Total Securities Balance                                                            $1,577,277,657.84
  (C) Cumulative Note and Certificate Pool Factor                                                 1.0000000
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $376,000,000.00
    (ii)  Class A-1 Notes Pool Factor                                                             1.0000000
    (iii) Class A-1 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-1 Notes Principal Carryover

Shortfall                                                                                             $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $462,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                             1.0000000
    (iii) Class A-2 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-2 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $386,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                             1.0000000
    (iii) Class A-3 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-3 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $317,700,000.00
    (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
    (iii) Class A-4 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-4 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (H) Certificates
    (i)   Certificates Balance                                                               $35,577,657.84
    (ii)  Certificates Pool Factor                                                                1.0000000
    (iii) Certificates Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Certificates Principal Carryover
Shortfall                                                                                             $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                     $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                     $7,886,388.29
    (ii)   Yield Supplement Account                                                             $267,720.61
    (iii) Payahead Account                                                                       $31,922.12
    (iv) Advances Outstanding                                                                    $14,634.89
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                                               5.55%
    (ii)  Weighted Average Remaining Maturity                                                               months
(WAM)                                                                                                 50.82
    (iii) Number of Receivables                                                                     104,014
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                           100.00%
    (ii)  Certificate Percentage                                                                      0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                       $305,493.38
    (ii)  Prepayments in Full                                                                    $92,301.83
    (iii) Prepayments in Full due to Repurchases                                                      $0.00
  (B) Precomputed Contracts Total Collections                                                   $419,625.59
  (C) Precomputed Interest Receivables
Interest (B-A((I)+(ii)+(iii)))                                                                   $21,830.38
  (D) Simple Interest Receivables Principal                                                              $0
    (i)   Principal Collections                                                              $62,419,932.19
    (ii)  Prepayments in Full                                                                $27,832,533.34
    (iii) Repurchased Receivables Related to
Principal                                                                                             $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                        $13,860,044.37
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                       $12,444.18
    (ii) Current Advance Amount                                                                  $25,746.70
  (G) Interest Advance for simple Interest - Net                                                $586,035.33

  (H) Payahead Account
    (i)  Payments Applied                                                                        $22,288.34
    (ii) Additional Payaheads                                                                    $19,130.10
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                               5.55%
    (ii)  Weighted Average Remaining Maturity                                                               months
(WAM)                                                                                                 48.77
    (iii) Remaining Number of Receivables                                                           101,977


  (J) Delinquent Receivables                        # Units                         Dollar Amount
                                                    -------                         -------------
    (i)  31-60 Days Delinquent                  1,224    1.20%         $17,500,007.66             1.18%
    (ii)  61-90 Days Delinquent                     4    0.00%             $50,568.05             0.00%
    (ii) 91 Days or More Delinquent                 1    0.00%             $12,922.75             0.00%
  (K) Vehicles Repossessed During Collection
Period                                             36    0.04%            $626,647.05             0.04%
  (L) Total Accumulated Repossessed Vehicles
in Inventory                                       43    0.04%            $724,866.60             0.05%


IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                            $0.00
  (B) Reserve Account Investment Income                                                           $9,371.10
  (C) Yield Supplement Account Investment
Income                                                                                              $258.51
  (D) Trust Fees Expense                                                                          $4,000.00
  (E) Aggregate Net Losses for Collection Period                                                 $17,985.74
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated
Receivables                                                                                      $28,815.50
    (ii) Liquidation Proceeds                                                                     10,829.76
    (ii) Recoveries from Prior Month Charge Offs                                                      $0.00
  (G) Days in Accrual Period                                                                             52
  (H) Deal age                                                                                            2

                                   COLLECTIONS

V. INTEREST COLLECTIONS
-----------------------
 (A) Total Interest Collections (III(C+E(i)-
F(i)+F(ii)+G)                                                                                $14,481,212.60

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received
(III(A((i)+(ii))+(D(i)+(ii)))                                                                $90,650,260.74
  (B) Liquidation Proceeds  (IV(F(i)))                                                            10,829.76
  (C) Repurchased Loan Proceeds Related to
Principal  (III(A(iii)+D(iii)))                                                                        0.00
  (D) Recoveries from Prior Month Charge Offs
(IV(F(ii)))                                                                                            0.00
                                                                                     -----------------------
  (E) Total Principal Collections
(A+B+C+D)                                                                                     90,661,090.50

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS
(V(A)+VI(E))                                                                                 105,142,303.10
--------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                   $52,200.62
------------------------------

IX. TOTAL AVAILABLE AMOUNT
--------------------------
(VII+VIII)
----------
                                                                                             105,194,503.72

                                                   DISTRIBUTIONS
X. FEE DISTRIBUTIONS
  (A) Servicing Fee
    (i)   Servicing Fee Due
(I(H)/12)(II(B))+(II(H)(i))                                                                   $2,593,576.90
    (ii)  Servicing Fee Paid                                                                  $2,593,576.90
                                                                                     -----------------------
    (iii) Servicing Fee Shortfall                                                                     $0.00
  (B) Reserve Account Investment Income (IV(B))                                                    9,371.10
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                      258.51
  (D) Trust Fees Expense (IV(D))
                                                                                                   4,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                       $658,733.32
       (b)  Class A-1 Notes Interest Paid                                                        658,733.32
                                                                                     -----------------------
       (c) Class A-1 Notes Interest Shortfall                                                         $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                       $993,043.33
       (b)  Class A-2 Notes Interest Paid                                                        993,043.33
                                                                                     -----------------------
       (c) Class A-2 Notes Interest Shortfall                                                         $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                     $1,091,093.33
       (b)  Class A-3 Notes Interest Paid                                                      1,091,093.33
                                                                                     -----------------------
       (c) Class A-3 Notes Interest Shortfall                                                         $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                     $1,159,958.00
       (b)  Class A-4 Notes Interest Paid                                                      1,159,958.00
                                                                                     -----------------------
       (c) Class A-4 Notes Interest Shortfall                                                         $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $3,902,827.98
       (b)  Total Note Interest Paid                                                           3,902,827.98
                                                                                     -----------------------
       (c) Total Note Interest Shortfall                                                              $0.00
       (d) Reserve Fund Withdrawn for Note
Interest                                                                                              $0.00
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                      98,694,098.84
  (B) Principal
    (i) Noteholders' Principal Distribution Amounts                                          $90,679,076.24
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due
                                                                                              90,679,076.24
       (b)  Class A-1 Notes Principal Paid                                                    90,679,076.24
                                                                                     -----------------------
       (c) Class A-1 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                            $0.00
       (b)  Class A-2 Notes Principal Paid                                                            $0.00
                                                                                     -----------------------
       (c) Class A-2 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                            $0.00

       (b)  Class A-3 Notes Principal Paid                                                            $0.00
                                                                                     -----------------------
       (c) Class A-3 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                            $0.00
       (b)  Class A-4 Notes Principal Paid                                                            $0.00
                                                                                     -----------------------
       (c) Class A-4 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                       $90,679,076.24
       (b)  Total Notes Principal Paid                                                        90,679,076.24
                                                                                     -----------------------
       (c) Total Notes Principal Shortfall                                                            $0.00
       (d) Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve
account                                                                                       $8,015,022.60
  Amount deposited into reserve Account                                                        3,943,194.14
                                                                                     -----------------------
  Excess Amount Release from Reserve Account                                                     316,972.79
                                                                                     -----------------------
  Excess funds available to Certificateholders                                                 4,388,801.24
                                                                                     -----------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
  (A) Interest
     (i)   Certificate Interest Due                                                             $129,897.98
     (ii)   Certificate Interest Shortfall Beginning
Balance                                                                                               $0.00
                                                                                     -----------------------
     (iii)   Total Certificate Interest Due                                                     $129,897.98
     (iv)  Certificate Interest Paid                                                             129,897.98
     (v) Certificate Interest Shortfall Ending
Balance                                                                                               $0.00
  (B) Principal
     (i)   Certificate Principal Due                                                                ($0.00)
     (ii)   Certificate Principal Shortfall
Beginning Balance                                                                                     $0.00
                                                                                     -----------------------
     (iii)   Total Certificate Principal Due                                                        ($0.00)
     (iv)  Certificate Principal Paid                                                                (0.00)
     (v) Certificate Principal Shortfall Ending
Balance                                                                                               $0.00
  (C) Release to Seller                                                                       $4,258,903.26

                              DISTRIBUTIONS SUMMARY
  (A) Total Collections                                                                     $105,194,503.72
  (B) Service Fee                                                                             $2,593,576.90
  (C) Trustee Fees                                                                                $4,000.00
  (D) Class A1 Amount                                                                        $91,337,809.56
  (E) Class A2 Amount                                                                           $993,043.33
  (F) Class A3 Amount                                                                         $1,091,093.33
  (G) Class A4 Amount                                                                         $1,159,958.00
  (H) Amount Deposited into Reserve Account                                                   $3,943,194.14
  (I) Certificateholders                                                                        $129,897.98
  (J) Release to seller                                                                       $4,258,903.26
  (K) Total amount distributed                                                              $105,511,476.51
  (L) Amount of Draw from Reserve Account                                                              0.00
  (M) Excess Amount Released from Reserve
Account                                                                                          316,972.79

                         PORTFOLIO AND SECURITY SUMMARY


XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                      -----------------------        -----------------------
  (A) Balances and Principal Factors                     Beginning of Period                  End of Period
                                                         -------------------                  -------------
    (i)    Aggregate Balance of Notes                      $1,541,700,000.00              $1,451,020,923.76
    (ii)   Note Pool Factor                                        1.0000000                      0.9411824
    (iii)  Class A-1 Notes Balance                            376,000,000.00                 285,320,923.76
    (iv)   Class A-1 Notes Pool Factor                             1.0000000                      0.7588322
    (v)    Class A-2 Notes Balance                            462,000,000.00                 462,000,000.00
    (vi)   Class A-2 Notes Pool Factor                             1.0000000                      1.0000000
    (vii)  Class A-3 Notes Balance                            386,000,000.00                 386,000,000.00
    (viii) Class A-3 Notes Pool Factor                             1.0000000                      1.0000000
    (ix)  Class A-4 Notes Balance                             317,700,000.00                 317,700,000.00
    (x) Class A-4 Notes Pool Factor                                0.0000000                      1.0000000
    (xi)   Certificates Balance                                35,577,657.84                  35,577,657.84
    (xii)    Certificates Pool Factor                              1.0000000                      1.0000000
    (xiii)   Total Principal Balance of Notes
and Certificates                                            1,577,277,657.84               1,486,598,581.60

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                5.55%                          5.55%
    (ii)  Weighted Average Remaining Maturity                                 months                        months
(WAM)                                                                  50.82                          48.77
    (iii) Remaining Number of Receivables                            104,014                        101,977
    (iv)  Portfolio Receivable Balance                     $1,577,277,657.84              $1,486,598,581.60
  (C) Outstanding Advance Amount                                  $14,634.89                    $613,972.74
  (D) Outstanding Payahead Balance                                $31,922.12                     $28,763.88


                               SUMMARY OF ACCOUNTS
XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                       $7,886,388.29
  (B) Draws                                                                                            0.00
    (i)   Draw for Servicing Fee                                                                       0.00
    (ii)  Draw for Interest                                                                            0.00
    (iii) Draw for Realized Losses                                                                     0.00
  (C) Excess Interest Deposited into the
Reserve Account                                                                                3,943,194.14
  (D) Reserve Account Balance Prior to Release                                                11,829,582.43
  (E) Reserve Account Required Amount                                                         11,512,609.65
  (F) Final Reserve Account Required Amount                                                   11,512,609.65
  (G) Excess Reserve Account Amount                                                              316,972.79
  (H) Ending Reserve Account Balance                                                          11,512,609.65

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
  (A) Beginning Yield Supplement Account
Balance                                                                                          267,720.61
  (B) Investment Earnings                                                                            258.51
  (C) Investment Earnings Withdraw                                                                   258.51
  (D) Additional Yield Supplement Amounts                                                              0.00
  (E) Yield Supplement Deposit Amount                                                             52,200.62
                                                                                     -----------------------
  (F) Ending Yield Supplement Account Balance                                                    215,519.99

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts

    (i)   Liquidation Proceeds                                                                   $10,829.76
    (ii) Recoveries on Previously Liquidated
Contracts                                                                                              0.00
  (B) Aggregate Net Losses for Collection Period                                                  17,985.74
  (C) Net Loss Rate for Collection Period
(annualized)                                                                                          0.00%
  (D) Cumulative Net Losses for all Periods                                                       17,985.74


  (E) Delinquent Receivables                          # Units                       Dollar Amount
                                                      -------                       -------------
    (i)  31-60 Days Delinquent                   1,224    1.20%        $17,500,007.66             1.18%
    (ii)  61-90 Days Delinquent                      4    0.00%            $50,568.05             0.00%
    (ii) 91 Days or More Delinquent                  1    0.00%            $12,922.75             0.00%

XVIII. REPOSSESSION ACTIVITY
----------------------------
                                                      # Units                       Dollar Amount
                                                      -------                       -------------
  (A) Vehicles Repossessed During Collection
Period                                              36    0.04%           $626,647.05             0.04%
  (B) Total Accumulated Repossessed Vehicles
in Inventory                                        43    0.04%           $724,866.60             0.05%


XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
  (A) Ratio of Net Losses to the Pool Balance as of
Each Collection Period
    (i) Second Preceding Collection Period                                                            0.00%
    (ii) Preceding Collection Period                                                                  0.00%
    (iii) Current Collection Period                                                                   0.01%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.01%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
Balance of Receivables.
    (i) Second Preceding Collection Period                                                            0.00%
    (ii) Preceding Collection Period                                                                  0.02%
    (iii) Current Collection Period                                                                   0.05%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.03%

  (C) Loss and Delinquency Trigger Indicator                              Trigger was not hit.


I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT